Exhibit 10(b)


Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts", to the use of our report dated January 27, 1997, with respect to the consolidated financial statements of Kansas City Life Insurance Company and to the use of our report dated March 26, 1997 with respect to the financial statements of Kansas City Life Variable Annuity Separate Account, included in the Post-effective Amendment No. 2 to the Registration Statement (Form N-4 No. 33-89984) and the related Statement of Additional Information accompanying the Prospectus.



Ernst & Young, LLP


Kansas City, Missouri
April 28, 1997